                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2000

                               ZEROPLUS.COM, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                000-20865                             52-1929282
(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                        12800 MIDDLEBROOK ROAD, SUITE 200
                           GERMANTOWN, MARYLAND 20874
                                 (301) 601-8700
              (Address of principal executive offices ) (Zip Code)

       Registrant's telephone number, including area code: (301) 601-8700

                                 NOT APPLICABLE
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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                              ITEM 5. OTHER EVENTS.

               ZEROPLUS.COM, INC. RECEIVES DECISIONS IN LITIGATION
                     BROUGHT BY PRUDENTIAL SECURITIES INC.

         On June 30, 2000, the Circuit Court of Montgomery County, Maryland, announced two decisions in PRUDENTIAL SECURITIES INC. V. E-NET, INC. In this case, Prudential Securities sought to recover approximately $3.5 million it lost in connection with a margin loan it made to a non-affiliate former shareholder of the company that was secured by stock of the company.

         First, the court struck an amended complaint filed by Prudential on May 19, 2000, on the basis that it came too late in the case. The amended complaint, if permitted, would have added further allegations of negligence, negligent supervision and hiring, deceit, intentional concealment, constructive fraud, and injurious falsehood to the case against the company.

         Second, the court granted summary judgment in favor of the company and its transfer agent and against Prudential on the two original claims - for negligence under the Uniform Commercial Code and for negligent misrepresentation
- in the case. These claims related to the erroneous omission of a restrictive legend by the company's transfer agent from certificates owned by the non-affiliate shareholder referred to above. The court held that Prudential had failed as a matter of law to show any proximate causal connection between the defendants' conduct and its loss; that the defendants owed no duty to Prudential and in any event violated no such duty; that Prudential had assumed the risk of its loss; that no cause of action exists under the Uniform Commercial Code under the facts of the case; that Prudential was contributorily negligent in making the margin loan; and that the defendants made no misrepresentation.

         Prudential has thirty (30) days from the date of the court's judgment to notice an appeal. The company does not know whether Prudential will do so.

         The preceding paragraphs include forward-looking statements that include risks and uncertainties and depend upon certain assumptions, some of which may be beyond ZeroPlus.com's control. Therefore, actual results may differ materially from these statements. All such statements are qualified by those risks, uncertainties and assumptions, which include, but are not limited to, the cautionary statements set forth in Part I, Item 1 of our most recent Annual Report on Form 10-KSB, as amended, under "Forward Looking and Cautionary Statements," and the cautionary statements set forth in Part I, Item 2 of our succeeding Quarterly Reports on Form 10-QSB, under "Other - Future Operating Results". Accordingly, there can be no assurance with regard to such statements.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 6, 2000

                                                  ZEROPLUS.COM, INC.

                                             By:  /s/ DONALD J. SHOFF
                                                  ------------------------------
                                                  Donald J. Shoff
                                                  Vice President of Finance and
                                                  Chief Accounting Officer



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